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                             NANOSIGNAL CORPORATION
                        SLICES(TM) BETA TESTING AGREEMENT

This Beta Testing Agreement is a legal agreement (hereinafter "Agreement") between NanoSignal Corporation (NanoSignal) and Desert Radiology (hereinafter "Licensee" and/or "Recipient"). This Agreement covers all SLICES(TM) Software, the associated media, any printed materials, data files and information and any "online' or electronic documentation ("SLICES(TM) Software") which it accompanies. This Agreement takes precedence over any other agreement or terms embedded within the SLICES(TM) Software.

SECTION I. ASSENT TO BE BOUND

         By executing a written copy of this Agreement, or by installing, copying or otherwise using this SLICES(TM) Software pursuant to Beta testing, Licensee agrees to be bound by the terms of this Agreement. If Licensee does not agree with any term or condition, do not install and/or use the SLICES(TM) Software or product package.

SECTION II. DISCLAIMER

         THE BETA SLICES(TM) SOFTWARE LICENSED HEREUNDER IS BELIEVED TO BE FREE OF DEFECTS AND A PRIMARY PURPOSE OF THIS BETA TESTING LICENSE IS TO OBTAIN QUANTATIVE AND QUALITATIVE FEEDBACK ON THE REAL TIME PERFORMANCE OF SLICES(TM) SOFTWARE IN MRI CLINICS AND HOSPITALS SO AS TO IDENTIFY ANY UNKNOWN INSTALLATION, SYSTEMS INTEGRATION AND/OR ANY UNKNOWN DEFECTS. LICENSEE IS ADVISED TO SAFEGUARD IMPORTANT DATA, TO USE CAUTION DURING THE COMPLETION OF THE BETA TESTING PERIOD.

SECTION III. FEEDBACK FROM LICENSEE

         It is expressly understood, acknowledged and agreed that Licensee shall, regardless of whether or not formally requested to do, provide to NanoSignal reasonable suggestions, comments and feedback regarding the SLICES(TM) Software, including but not limited TO usability, bug reports and test results, with respect to SLICES(TM) Software testing (collectively, "Feedback").

SECTION IV. GRANT OF LICENSE

         Subject to the terms and conditions of this Agreement, NanoSignal grants to Licensee a non-exclusive, non-transferable license (without the right to sublicense) (i) to use the SLICES(TM) Software in accordance with the Documentation solely for purposes OF internal testing and evaluation, and (ii) to copy SLICES(TM) Software for archival or backup purposes, provided that all titles aND trademarks, copyright, and restricted rights notices are reproduced on such copies.


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SECTION V. RESTRICTIONS ON GRANT

         Except as otherwise specifically permitted in this Agreement, Licensee may not:

      (a) Modify or create any derivative works of any SLICES(TM) Software or documentation, including translation or localization (coDE written to published APls (application programming interfaces) for the SLICES(TM) Software shall not be deemed derivatiVE works);

      (b) Copy the SLICES(TM) Software except as provided in this Agreement or elsewhere by NanoSignal;

      (c) Separate SLICES(TM) Software, which is licensed as a single product, into its component parts;

      (d) Sublicense or permit simultaneous use of the SLICES(TM) Software by more than one user;

      (e) Reverse engineer, decompile, or disassemble or otherwise attempt to derive the source code for any Product the SLICES(TM) Software (except to the extent applicable laws specifically prohibit such restriction);

      (f) Redistribute, encumber, sell, rent, lease, sublicense, or otherwise transfer rights to any SLICES(TM) Software. You may NOT transfer the SLICES(TM) Software under any circumstances;

      (g) Remove or alter any trademark, logo, copyright or other proprietary notices, legends, symbols or labels in the Product(s);

SECTION VI. BETA-SLICES(TM) 24/7 SLICES(TM) SUPPORT

         NanoSignal will provide 24/7 Beta testing site support to the Licensee under the terms of this Agreement.

SECTION VII. OWNERSHIP AND COPYRIGHT OF SLICES(TM) SOFTWARE

         Title of the SLICES(TM) Software and all copies thereof remain with NanoSignal and/or its suppliers. The SLICES(TM) SoftwaRE is copyrighted and is protected by United States copyright laws and international treaty provisions. Licensee will not remove copyright notices from the SLICES(TM) Software. Licensee agrees to prevent any unauthorized copying of the SLICES(TM) Software. Except as exprESsly provided herein, NanoSignal does not grant any express or implied right to Licensee under NanoSignal patents, copyrights, trademarks, or trade secret information.

SECTION VIII. TERM OF THIS AGREEMENT

         Licensee has the option to receive "free of charge" the SLICES(TM) Software and integrated support hardware for its exclusiVE use in the future if the Beta Testing is satisfactory. Licensee agrees to provide feedback as described in Section III hereinabove for as long as the SLICES(TM) Software is utilized and NanoSignal technical support is provided under terms to be agreed upon. UpON mutual termination of this Agreement, the rights and licenses granted to Licensee under this Agreement shall immediately terminate, and Licensee shall immediately cease using, and will return to NanoSignal (or, at NanoSignal's request, destroy), the SLICES(TM) Software, Documentation, and all other tangible items in the Licensee's possession or control that are proprietary to or contain Confidential Information.


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SECTION IX. LIMITATION ON LIABILITY

         Provision of any SLICES(TM) Software under this Agreement is "as is" and shall not create any obligation for NanoSignal TO continue to develop, productize, support, repair, offer for sale or an any other way continue to provide or develop SLICES(TM) SoftwaRE either to Licensee or to any other party beyond the express 90 day Beta Test Period and/or any extensions thereof. However, if NanoSignal continues to develop, productize, support, repair, or offer for sale or in any other way continue to provide or develop SLICES(TM) Software for other parties beyond the express 90 day Beta Test Period, NanoSignal agrees to develop, support, update, aND repair SLICES(TM) Software and hardware (two units) for the licensee, free of charge for a period of 10 years. Further units will BE made available for purchase by Licensee at a 50% discount off list price.

         THE SLICES(TM) SOFTWARE IS PROVIDED "AS IS" WITHOUT ANY EXPRESS OR IMPLIED WRRANTY OF ANY KIND INCLUDING WARANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. IN NO EVENT SHALL NANOSIGNAL OR ITS SUPPLIERS BE LIABLE FOR ANY DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFIS, BUSINESS INTERRUPTION, LOSS OF INFORMATION) ARISING OUT OF THE USE OF OR INABILITY TO USE THE SLICESTM SOFTWARE, EVEN IF NANOSIGNAL HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

SECTION X. EXPORT RESTRICTIONS

         Licensee acknowledges that SLICES(TM) Software is of U.S. origin. Recipient agrees to comply with all applicable internationAL and national laws that apply to the SLICES(TM) Software, including the UI.S. Export Administration Regulations, as well as end-useR, end-use and destination restrictions used by U.S. and other governments.

SECTION XI. ENTIRE AGREEMENT

         This Agreement constitutes the complete and exclusive agreement between NanoSignal and Licensee with respect to the subject matter hereof, and supersedes all prior or contemporaneous oral or written communications, proposals, representation, understandings, or agreements not specifically incorporated herein. This Agreement may not by amended except in a writing duly signed by an authorized representative of NanoSignal and Licensee.


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SECTION XII. CHOICE OF LAW; VENUE; AND MANDATORY ARBITRATION

         The parties acknowledge that this Agreement is subject to the laws of the State of Nevada and that any and all disputes, claims, and/or disagreements pertaining to, touching upon or relating to this Agreement shall be resolved by binding arbitration before the American Arbitration Association before 3 arbitrators (with each party selecting one arbitrator) in accordance with its commercial arbitration rules in the City of Las Vegas, NV).

SECTION XIII. EXECUTION IN MULTIPLE COUNTERPARTS

         This Agreement may be executed by facsimile signature in multiple counterparts each of which will be deemed an original.

         EXECUTED IN THE CITY OF LAS VEGAS, NV THIS 30TH DAY OF DECEMBER 2003.

ACCEPTED AND AGREED TO                         ACCEPTED AND AGREED TO

"BETA TESTING" LICENSEE                        NANOSIGNAL CORP.
/s/ Paul D. Bondlen                            /s/ Dr. Lawrence Madoff
By: Paul D. Bondlen                            By: Dr. Lawrence Madoff



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